Statements of Net Assets Available for Benefits - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments at fair value	$ 911,174,783	$ 762,010,202
Notes receivable from participants	19,422,412	18,107,898
Other – principally due from broker	235,835	302,276
Total assets	930,833,030	780,420,376
Liabilities
Other – principally due to broker	208,714	332,225
Total liabilities	208,714	332,225
Net assets available for benefits	$ 930,624,316	$ 780,088,151